Joint Arrangements (Tables)	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of joint ventures
Summarized below is the financial information for HCML accounted for using the equity method.
Results of Operations

For the years ended December 31,	2025	2024
Revenue	646	736
Expenses	610	605
Net Earnings (Loss)	36	131
Balance Sheet

As at December 31,	2025	2024
Current Assets (1)	270	441
Non-Current Assets	1,227	1,594
Current Liabilities	82	188
Non-Current Liabilities	868	1,046
Net Assets	547	801
(1)Includes cash and cash equivalents of $82 million (December 31, 2024 – $108 million).
Summarized aggregate financial information is shown below:

For the years ended December 31,	2025	2024
Cenovus's Share of Net Earnings (Loss)	(26)	(16)
Cenovus's Share of Other Comprehensive Income (Loss)	—	(2)
Cenovus's Share of Total Comprehensive Income (Loss)	(26)	(18)